AMENDED AND RESTATED

EMPLOYMENT AGREEMENT
THIS

AMENDED

AND

RESTATED

EMPLOYMENT

AGREEMENT

(the

“Agreement”),
effective as of July 1, 2022 (the “Effective Date”) ,

is entered into by and between CrossFirst Bank, a

state
bank organized

under the

laws of

the State

of Kansas

(the “Company”),

and W. Randall

Rapp (“Employee”),
and

amends

and

restates

in

full

that

certain

Employment

Agreement

dated

effective

April

1,

2019,

as
amended by that certain First Amendment to Employment Agreement dated effective as of May 11, 2021.
RECITALS:
The parties have

agreed to execute

this Agreement

in order to

memorialize the

terms and conditions
on

which

the

Company

shall

continue

to

employ

Employee

from

and

after

the

Effective

Date

of

this
Agreement.
Certain

rights

described

below

may

inure

to

the

benefit

of

other

companies

affiliated

with

the
Company

by

virtue

of

being

controlled

by

the

Company

or

under

common

control

with

CrossFirst
Bankshares,

Inc.,

a

Kansas

corporation

(the

“Holding

Company,”

each

such

affiliated

company

an
""Affiliate," and, collectively all Affiliates, the “Affiliated Companies”).
AGREEMENTS:
Now, THEREFORE, the parties hereto, intending to be legally bound, do hereby agree as follows:
1.
POSITION AND DUTIES.
1.1
POSITION AND TITLE. The

Company hereby retains Employee

to serve as

the President
of the Company.
(a)

LIMITS ON AUTHORITY.

Employee shall, to the best of his abilities, perform his
duties

in

such

capacity

pursuant

to

this

Agreement

in

compliance

with

applicable

law,
consistent with such direction as the Company

provides to Employee from time to time,

and
in accordance with Company’s policies and procedures as published from time to time.
(b)
REPORTING

AND

AUTHORITY.

Employee

shall

report

to

the

Company

as
directed by

the Company.

Subject to

the directions

of the

Company,

Employee shall

have
full authority and

responsibility for supervising and

managing to the

best of his

ability,

the
daily affairs in his scope

of work or as

assigned including but not

limited to: (i) presenting

to
the Company all business opportunities that

come to his attention that are

reasonably in the
scope of business of

the Company; (ii) working

with the Company to

develop and approve
business

objectives,

policies

and

plans

that

improve

the

Company’s

profitability;

(iii)
communicating business

objectives and

plans to

subordinates, (iv)

ensuring that

plans and
policies are

promulgated to

and implemented

by subordinate

managers, (v)

ensuring that

each
business plan provides

those functions required

for achieving its

business objectives and

that
each

plan

is

properly

organized,

staffed

and

directed

to

fulfill

its

responsibilities,

(vi)
assisting the Company in

directing periodic reviews

of the Company’s strategic position and
combining

this

information

with

corollary

analysis

of

the

Company’s

production

and
financial resources, (vii) providing periodic financial information concerning the operations of the projects and

growth plans to

the Company, and (viii) ensuring

that the operation

of the
projects comply with applicable laws.
1.2

ACCEPTANCE.

Employee

hereby

accepts

employment

by

the

Company

in

the
capacity

set forth in Section 1.1,

above, and agrees

to continue

to perform the

duties of such

position

from

and

after

the

Effective

Date

of

this

Agreement

in

a

diligent,

efficient,

trustworthy,

and
businesslike manner.

Employee agrees

that, to

the

best

of

the

Employee’s

ability and

experience,
Employee at all

times shall loyally

and conscientiously

discharge all of

the duties and

responsibilities
imposed upon Employee pursuant to this Agreement.
1.3

BUSINESS TIME. Employee

shall devote his exclusive

business time to the

performance of
his duties to the

Company under Section 1.1 and

elsewhere in this Agreement.

Employee shall not
undertake

any

activities

that

conflict

with

or

significantly

detract

from

his

primary

duties

to

the
Company.
1.4

LOCATION.

Employee

shall

perform

his

duties

under

this

Agreement

primarily

in
Dallas ,
Texas and potentially other regions of the

United States where the

Company, or its Affiliated
Companies,

are

active

in

conducting

banking

and

other

related

service

activities.

Employee
acknowledges and agrees

that from time

to time he

shall be required

to travel (at

the cost and

expense
of the Company) to such other locations in order to discharge his duties under this

Agreement.

1.5

TERM. The term of

this Agreement commenced as of

the Effective Date

and shall be for a
term of three (3)

years, which term shall

thereafter automatically renew for

successive one (1) year
terms unless:

i) the

Company or

Employee serve

a Notice

of Termination

upon the

other party

of
intent to not

renew the term

of this Agreement

within thirty

(30) days prior

to the ensuing

termination
date, or ii) earlier terminated in accordance with Section 3, below.
1.6

STOCKHOLDING REQUIREMENT.

The Board

of Directors

of the

Company believes

that
it

will

be

essential

for

Employee

to

participate

in

the

Company’s

future

growth

as

an

equity
stakeholder as well as an

employee.

As a condition to Employee's employment with the

Company,
Employee will be required

to hold a minimum

of $400,000 worth

of Shares of the

Holding Company
(“Required Stock”) in

accordance with the

Company’s stock

ownership requirement policy,

which
may be amended from

time to time by

the Compensation Committee of

the Board of Directors

of the
Holding Company (the “Committee”).

Unless such failure is waived by

the Committee, in the event
Employee fails

to hold

sufficient Company

stock in

accordance with

the stock

ownership requirement
policy Employee shall

be deemed to

be in material

breach of this

Agreement.

Employee will have
three years from the date hereof to reach the Required Stock threshold.

2.
COMPENSATION.

The

Company

shall

compensate

Employee

for

his

services

pursuant

to

this
Agreement as follows:
2.1
BASE COMPENSATION.
(a)
BASE SALARY.

Effective

June 1,

2022, the

Company shall

pay to

Employee an
initial annual salary

in the amount

of Four Hundred

and Ten

Thousand
Dollars ($410,000)
(“Base Salary”), payable in periodic installments in accordance with the Company’s regular payroll practices as in effect from time to time.

In addition, such annual salary is subject to
periodic increases,

in such

amounts (if

any) as

the Company

may determine

to be

appropriate,
at the time of Employee’s

annual review pursuant to Section 2.1(b), below,

or at such other
times (if any) as the Company may select.
(b)
PERIODIC REVIEWS. The Company shall review Employee’s performance of his duties

pursuant

to

this

Agreement

at

least

annually

and

from

time

to

time

and

advise
Employee

of

the

results

of

that

review.

In

connection

with

each

such

review,

the
Company

shall

evaluate

whether

any increase

in Employee’s compensation under Section
2.1(a), above, is appropriate. Any annual salary

increase shall be effective as of such date as
the Company, in its discretion, determines to be appropriate.

2.2
BONUSES.
(a)
CRITERIA.

Employee

shall

be

eligible

to

receive

periodic

incentive

bonuses

in
accordance

with

the

terms

and

conditions

of

the

Company’s

Annual

Incentive

Plan

(the
“AIP”), as amended, restated or supplemented from time to time (“each a “Bonus”), in such amounts,

if

any,

and

at

such

times

as

may

be

determined

by

the

Committee,

in

its

sole
discretion.

For 2022,

Employee’s target bonus

opportunity shall

be 50%

of Employee’s Base
Salary; such

bonus opportunity may,

based on the

Company’s or

Employee’s

performance
during the applicable year,

be increased to a maximum of

75% of Employee’s

Base Salary.
In accordance with

the AIP,

the Committee will

establish the terms

and conditions of

such
Bonus for Employee for the following year based upon measurable goals for Employee and the Company.
(b)
TIMING

OF

PAYMENT.

The

Bonus,

if

any,

payable

for

each

calendar

year
during

the

term of this Agreement shall be payable on

or before March 15
th

of the calendar
year immediately following the end of the calendar year in which such Bonus is earned.
(c)

ONE-TIME PROMOTION BONUS.

Employee shall receive a one-time
cash promotion bonus of Ten Thousand Dollars ($10,000) which shall be paid in
2022.

2.3
FRINGE BENEFITS/VACATION.
(a)
VACATION.

Employee is

trusted

to

take reasonable

vacation

time

when needed.
Employee will not receive compensation upon termination or credit in future calendar years for any unused vacation time.
(b)
OTHER FRINGE

BENEFITS. Employee

shall be

eligible to

participate, on

the same
terms and conditions

as all

other employees

of the

Company, in all reasonable

and customary
fringe

benefit

plans

made

available

to

the

employees

of

the

Company

and

its

Affiliated
Companies, including

but not

limited to,

Group Health

Insurance (medical,

vision and

dental)
and Long and Short-Term Disability Insurance.
(c)
MOBILE

COMMUNICATIONS.

The

Company

at

its

expense

shall

provide
Employee

with

mobile

communication

devices

or

a

reimbursement

for

use

of

a

personal
device for his use in connection with the

Company’s business with a provider acceptable to
the Company.

Employee shall use

and maintain such devices

in a reasonable

manner.

The
Company

shall

pay

for

the

purchase

of

such

initial

devices

for

Employee’s

use

and

a
replacement when

such devices

are eligible

for full replacement

under Employee’s data

plan.
(d)
AUTOMOBILE ALLOWANCE.

The

Company

shall provide

Employee with

an
automobile allowance

of $600

per month,

prorated for

partial months

worked, which

shall
be in lieu of any expense reimbursement for automobile or automobile-related expenditures
(other

than

expenditures

for

car

service

or

other

transportation

costs

associated

with
Employee’s

business

travel,

which

shall

be

reimbursed

in

accordance

with

the

terms

of
Section 2.4, below) or use of a Company-owned or leased vehicle.
2.4
REIMBURSEMENT

OF

EXPENSES.

The

Company

shall

reimburse

Employee

for
business

expenses

incurred

by

Employee

in

the

performance

of

his

duties,

provided

that

such
expenses

are

authorized

under

the

Company’s

Expense

Reimbursement

policy,

in

reasonable
amounts, incurred for ordinary and necessary

Company-related business expenses and are

supported
by itemized accountings and expense receipts that are timely submitted to the Company prior to any
reimbursement.

2.5
EQUITY INCENTIVE PLAN.
As

an

active

key

employee

in

the

Company

and

its
Affiliates, Employee

shall have

the right

to participate

in the

current CrossFirst

Bankshares, Inc.

2018
Omnibus Equity

Incentive Plan,

as amended,

supplemented or

restated from

time to

time (the

“Equity
Incentive Plan”),

for certain

eligible key

employees, a

copy of

which has

been provided

by Company.

As

a

part

of

Employee’s

compensation

under

this

Agreement,

Employee

shall

have

the

right

to
participate in the Equity

Incentive Plan as determined

by the Committee, subject

to vesting and other
rights described in the Equity

Incentive Plan or as approved

by the Committee.

Employee's rights in
any

equity

may

change

in

accordance

with

the

provisions

of

the

Equity

Incentive

Plan.

The
Committee

reserves

the

right,

in

its

sole

discretion

and at

any

time,

to

change

the

type

of

equity
incentive awards

granted to

Employee, provided

that the

Committee shall

only grant

to Employee
awards which may

be granted under

the terms of

the Equity Incentive

Plan.

For 2022, Employee

will
receive equity

awards consisting

of: (i)

5,000 time-based

restricted stock

units that

vest ratably

in
annual increments over three years

and (ii) 5,000 stock

appreciation rights that vest

ratably in annual
increments over seven years

with a grant date strike

price equal to the fair

market value of a Share

of
Holding Company on the grant date. For awards granted under

the Equity Incentive Plan after 2022,
Employee will be eligible for awards with a fair value as of the grant date equal to 40% of his then-
applicable base salary.
3.
TERMINATION.
3.1
DEFINITIONS. For purposes of this Agreement, the term:
(a)
DATE

OF

TERMINATION”

or

“TERMINATION

DATE”

shall

mean

the

date
specified in

a Notice of

Termination

(as defined

below).

(b)

“NOTICE

OF

TERMINATION”

shall

mean

a

written

notice,

which

includes

the
effective

Date of

Termination

and (i)

if delivered

by the

Company in

connection with

the
Company’s decision

to terminate Employee’s

employment with the Company,

sets forth in
reasonable detail the reason

for termination of Employee’s

employment, or (ii) if

delivered
by Employee in connection with a Constructive Termination

(as such term is defined in the
Severance Plan (as defined in Section 3.1(c) below)) specifies in reasonable detail the basis
for such resignation.
(c)

“SEVERANCE

PLAN”

shall

mean

the

CrossFirst

Bankshares,

Inc.

Senior
Executive Severance Plan, as amended, supplemented or restated from time to time.
3.2
TERMINATION

BY EMPLOYEE OR

COMPANY

DUE TO

DEATH

OR DISABILITY.
If the Company terminates

Employee during the term

of this Agreement due

to death or Disability

or
Employee terminates

this Agreement

due to

Disability, then following

such termination

the Company
shall pay to Employee or Employee’s legal representative:
(a)

ACCRUED

OBLIGATION.

A

lump

sum

cash

payment

equal

to

Employee’s
accrued, earned but unpaid compensation

and bonuses for the period

ending on the Date

of
Termination,

provided,

that

such

payment

shall

not

include

any

potential

or

unearned
bonuses or

any other

potential or

unearned or

benefits (“Accrued

Obligations”) shall

be made
on the sixtieth (60th) day following the Employee’s Date of Termination; and
(b)

COBRA PAYMENT.

A

lump

sum

cash

payment equal

to

twelve

(12)

times

the
Company-paid portion of the monthly COBRA

continuation premium for Employee and his
eligible dependents, if any, for COBRA continuation coverage under the Company’s health, vision and dental plans in

effect as of Employee’s

Date of Termination

due to Disability or
death. Such amount will

include the Company paid

portion of the cost

of the premiums for
coverage

of

Employee’s

dependents if,

and only

to

the

extent that,

such

dependents were

enrolled

in

a

health,

vision

or

dental

plan

sponsored

by

the

Company

before

the

Date

of
Termination.
For purposes of this Agreement, “Disability”

shall have the meaning ascribed in the

Severance Plan.

3.3

OTHER
TERMINATIONS.

In

the

case

of

a

termination

for

any

reason

other

than
Employee’s death

or Disability,

Employee shall only be entitled to

those severance benefits, if any,
provided for under the Severance Plan (“Severance Payments”).
3.4
CONDITIONAL

NATURE

OF

SEVERANCE

PAYMENTS.

Notwithstanding

any

other
provision of Section 3 or any other provision of this Agreement to the contrary:
(a)
CONFIDENTIALITY.

Employee

understands

and

agrees

that

because

of

his
employment with the Company that he will acquire or have access to certain information of
a

confidential

and

secret

nature

derived

from

the

operations

of

the

Company’s

and

its
Affiliated

Companies’

business.

Employee

further

understands

and

agrees

that

all
correspondence,

customer

and

investor

lists

and

information,

loan

pricing

techniques,
underwriting

methods,

systems

and

products

of

the

Company

are

confidential

and

trade
secrets

(“Confidential

Information”)

and

the

disclosure

or

unauthorized

use

of

such
information would be

detrimental to the

Company.

On or before

the Date of

Termination,
or

upon

request

of

the

Company,

Employee

shall

return

to

Company,

all

records,

lists,
compositions,

documents

and

other

items

which

contain,

disclose

and/or

embody

any
Confidential Information

(including, without

limitation, all

copies, reproductions,

summaries
and notes of

the contents thereof,

expressly including all

electronically stored data,

wherever
stored), regardless

of the

person causing

the same

to be

in

such form,

and Employee

will
certify that the provisions of this paragraph have been complied with. Nothing contained in this Section 3.2(a)

shall be construed

as preventing Employee

from providing Confidential
Information

in

compliance

with

a

valid

court

order

issued

by

a

court

of

competent
jurisdiction,

providing

Employee

takes

reasonable

steps

to

prevent

dissemination

of

such
Confidential

Information

and

notifies

the

Company

in

a

reasonable

amount

of

time

in
advance

of

such

dissemination.

Nothing

in

this

Agreement

prohibits

Employee

from
reporting possible violations of federal or state law or regulation to any government agency
or entity, including but not limited to, the Equal Employment Opportunity Commission, the
Department

of

Justice,

Congress,

or

other

applicable

regulatory

agency,

or

making

other
disclosures that are protected under the whistleblower provisions of applicable law.
(b)
NONSOLICITATION.

Employee

understands

and

agrees

that

the

nature

of

the
Company’s

business

is

such

that

if

Employee

were

to

directly

solicit,

interfere

with,

or
attempt

to

interfere

with

any

of

the

Company’s

customer

relationships

or

to

directly

or
indirectly

solicit,

interfere

with,

or

attempt

to

interfere

with

any

of

the

Company’s

other
employees relationships that existed

at Employee’s Termination Date and during the one (1)
year period following the

termination of Employee’s employment with

the Company, then it
would be injurious

to the Company. Therefore, in

consideration of the

Company offering the
compensation and

perquisites provided

under this

Agreement, and

subject to

the condition
precedent of

the Company

timely providing

Employee the

payments called

for hereunder,
Employee agrees:
(i)
that, without the

prior written consent of

the Company,

he will not
directly

or

indirectly

solicit

interfere

with

or

attempt

to

interfere

with

any

of

the
Company’s

customer relationships

or

other

employee

relationships that

existed

at
Employee’s Termination Date and with whom

Employee personally

had any contact
during Employee’s employment and the one (1) year period of time thereafter;
(ii)

to

assist

in

the

avoidance

of

the

unauthorized

disclosure

of

the
Company’s Confidential Information, in

addition to other remedies available to

the

Company

and

its

Affiliated

Companies,

Employee

will

not,

and

understands

and
agrees that his right to receive the severance

consideration described in Sections 3.2
and

3.3

above

(to

the

extent

Employee

is

otherwise

entitled

to

such

payments
thereunder)

shall

be

conditioned

upon

Employee

not:

i)

directly

or

indirectly
engaging

in

(whether

as

an

employee,

consultant,

agent,

proprietor,

principal,
partner,

stockholder,

corporate officer,

director or

otherwise); or

ii) acquiring

any
ownership

interest

in

or

participating

in

the

financing,

operation,

management

or
control

of,

any

person,

firm,

corporation

or

business

that

directly

or

indirectly
solicits, interferes with or attempts to interfere with

any of the Company’s customer
relationships or

other employee

relationships that

existed at

Employee’s Termination
Date

and

with

whom

Employee

personally

had

any

contact

in

any

Metropolitan
Statistical Area as defined from time to time by the U.S.

Office of Management and
Budget, Bureau of Labor Statistics, in which the Holding Company or its successor
owns a

controlling voting

interest in

any banking

or other

financial institution

as such
banking or

other financial

institutions are

controlled by

the Company

or its

Affiliated
Companies

upon

Employee’s

Termination

Date.

The

limitation

upon

Employee’s
ownership of outstanding shares or other units of ownership shall be excluded from this

Section

3.4,

provided

such

ownership

is

less

than

five

percent

(5%)

in

any
publicly-traded bank or financial institution;

(iii)

without the

prior written

consent of

the

Company,

Employee will
not solicit,

directly or

indirectly, actively or

inactively, the employees

or independent
contractors

of

the

Company with

whom

Employee

personally

had

any

contact

to
become

employees

or

independent

contractors

of

any

person,

firm,

corporation,
business, or banking

or other financial

institution that directly

or indirectly competes
with

the

Company

or

solicits,

interferes

with,

or

attempts

to

interfere

with

the
Company’s customers; and,
(iv)

on

or

before

the

Date

of

Termination,

Employee

shall

return

to
Company, all records, lists,

compositions, documents

and other

items which

contain,
disclose and/or embody

any Confidential Information

(including, without

limitation,
all

copies,

reproductions,

summaries

and

notes

of

the

contents

thereof,

expressly
including all

electronically stored

data, wherever

stored), regardless

of the

person
causing the same

to be in

such form, and

Employee will certify

that the provisions
of this paragraph have been complied with.
If Employee violates

any restriction

described in Section

3.4(a), then

all Severance

Payments
and consideration to

which Employee otherwise

may be

entitled under Section

3.2 and 3.3
above,

as

applicable,

thereupon

shall

cease

and

Employee

shall

promptly

return

to

the
Company all severance payments received

and other severance benefits theretofore

incurred
by Company for

Employee’s benefit. The Company

agrees that

nothing herein

shall preclude
Employee

from

retaining

copies

of

his

calendar,

contact

list

or

documents

related

to

his
investment in

Company or

responsibilities as

a director

to Company, and that

Employee shall
be entitled to freely

offer employment references to the

Company’s other current

or former
employees.
(c)
OTHER

EMPLOYMENT.

In

the

event

Employee

becomes

employed

as

an
employee

or

consultant for

a

company

that

provides financial

services

similar

to

services
provided

by

the

Company or

its

Affiliated

Companies in

a

Metropolitan

Statistical

Area,
described in

Section 3.4(a)(ii)

above, Employee shall

not be

entitled to

receive any

further
amount of the severance consideration

described in Sections 3.2(c) or 3.3

above, subsequent
to the date

of such employment.

Employee acknowledges that this

limitation is fair

to both
Employee

and

the

Company

and

does

not

in

any

way

restrain

employee

from

exercising
Employee’s lawful profession, trade or business.

(d)
GENERAL RELEASE. Employee shall not be entitled to receive any benefits upon termination of

employment described

in

Section

3

(including

any

Severance

Payments
under

the

Severance

Plan

or

described

in

Section

3.2

above)

unless

prior

to

receiving
the

same

Employee

executes

a

release

pursuant

to

Section

9

of

the

Severance

Plan,

as
applicable, or a

general release of

all known claims

against the Company

and its directors,
officers, employees, stockholders, and other

agents and their respective insurers,

successors,
and assigns, of all claims arising from or in any way relating to Employee’s employment by the

Company or

the

termination of

that

employment,

provided that

such

release

shall

not
extend to

(i) any claims

for benefits

under any qualified

retirement plan maintained

by the
Company,

(ii)

any

claims

for

governmental

unemployment

benefits,

(iii)

any

claims

for
workers compensation benefits;

(iv) Employee’s rights, if any, under the Severance

Plan, (v)
Employee’s

rights,

if

any,

as

an

owner

of

any

Shares

of

the

Holding

Company,

(vi)
Employee’s rights under this

Agreement, or

(vi) Employee’s right to

receive indemnification
from the

Company under

applicable provisions

of the

law of

the State

where Employee

is
employed

or

the

articles

of

organization,

articles

of

incorporation,

By

Laws

or

Operating
Agreement of the Company or its Affiliated Companies, as the case may be.
3.5 EQUITABLE REMEDIES. Employee acknowledges that irreparable harm will result to the
Company in the

event of a

material breach by

Employee of any

of the covenants

contained in Section
3.4.

Employee agrees

that, in

the event

of such

a breach

and in

addition to

any other

legal or

equitable
remedies

available

to

the

Company,

the

Company

will

be

entitled

to

specific

performance of

the
covenants in

Section 3.4;

to an

injunction to

restrain the

violation of

such covenants

by Employee
and all other persons

acting for or with Employee;

or to both specific

performance and an injunction.

Employee further agrees that, in the event the Company brings an action for the enforcement of any of those

covenants, and if

the court

finds any

part of the

covenant unreasonable as

to time,

area or
activity covered, then

the court shall

make a finding

as to what

is reasonable and

shall enforce this
Agreement by judgment or decree to the extent of such findings.
3.6

LIMITATION

ON PAYMENTS.

Notwithstanding any other provision of

this Agreement,
payments and benefits which

Employee has a right to

receive from the Company under

Section 3.3
which

result

in there

being

a “parachute

payment”

under

Section

280G

of the

Internal

Revenue
Code,

(the

“Code”),

then

such

payments

shall

be reduced

by the

minimum

amount

necessary

to
avoid

the imposition

of the

excise

tax (“Excise

Tax”)

under

Section

4999 of

the Code,

provided,
however,

that no

such reduction

in such

payments shall

be made

if by

not making

such reduction,
Employee’s

Retained Amount (as

hereinafter defined) would

be greater than

Employee’s Retained
Amount if such payments are so reduced. All determinations required to be made under this Section
3.6 shall be

made by tax

counsel selected by

the Company and

reasonably acceptable to

Employee
(“Tax

Counsel”),

which

determinations

shall

be

conclusive

and

binding

on

Employee

and

the
Company absent manifest error.

All fees and

expenses of Tax

Counsel shall be

borne solely by

the
Company.

Prior to

any reduction

in such

payments to

Employee pursuant

to this

Section 3.6,

Tax
Counsel

shall provide

Employee and

the

Company with

a report

setting forth

its calculations

and
containing related

supporting information.

In the

event any

such reduction

is required,

such payments
shall be reduced in the following order: (i) any

COBRA payments, (ii) the Severance Payments,

(iii)
any

other

portion

of

such

payments

that

are

not

subject

to

Section 409A

of

the

Code

(other

than
payments resulting

from any accelerated

vesting of

an equity award

under the Equity

Incentive Plan),
(iv) any payments that are subject to Section 409A of the Code in reverse order of payment, and (v)
any portion

of such

payments that

are not

subject to

Section 409A

and arise

from any

accelerated
vesting of

an award

under the

Equity Incentive

Plan. “Retained

Amount” shall

mean the

present value
(as determined in accordance with

Sections 280G(b)(2)(A)(ii) and 280G(d)(4) of the

Code) of such
payments net of all federal, state and local taxes imposed on Employee with respect thereto.
4.
MISCELLANEOUS
4.1
NOTICES.

Any

notices

permitted

or

required

to

be

given

pursuant

to

this

Agreement
shall

be

sufficient

if

given

in

writing

and

if

personally delivered

by receipted

hand

delivery to

Employee or to the

Company, or if deposited in the United

States mail, postage prepaid,

first class or
certified

mail,

to

Employee

at

his

residence

address

or

to

the

Company’s

corporate

headquarters
address (attention General

Counsel) or to such

other addresses as

each party may

give the other party
notice in accordance with this Agreement.
4.2
EFFECT ON OTHER REMEDIES. Nothing in this Agreement is intended to preclude, and no

provision

of

this

Agreement shall

be

construed to

preclude,

the

exercise

of

any

other

right

or
remedy which

the Company or

Employee may

have by reason

of the

other’s breach

of obligations
under this Agreement.
4.3
BINDING

ON

SUCCESSORS;

ASSIGNMENT.

This

Agreement

shall

be

binding

upon,
and inure

to the

benefit of,

each of

the parties

hereto, as

well as

their respective

heirs, successors,
assigns, and personal representatives.
4.4
GOVERNING LAW,

JURISDICTION AND VENUE.

This Agreement

shall be

construed
in accordance

with and

shall be

governed by

the laws

of the

State of

Kansas, without

regard to

conflict
of law principles.

Each party consents to

the jurisdiction of

the courts of

the State of

Kansas as the
exclusive jurisdiction

for the purposes

of construing or

enforcing this

Agreement and the

venue of
the District Court of the State of Kansas in Johnson, County, Kansas and that any dispute relating to this

Agreement shall

be

brought

in

the

District Court

of

the

State

of

Kansas in

Johnson,

County,
Kansas.
4.5
SEVERABILITY.

If any of the

provisions of this Agreement shall otherwise

contravene or
be invalid

under the

laws of

any state,

country or

other jurisdiction

where this

Agreement is

applicable
but for

such contravention

or invalidity,

such contravention

or invalidity

shall not

invalidate all

of
the provisions of

this Agreement but rather

it shall be construed,

insofar as the

laws of that state

or
other jurisdiction

are concerned,

as not containing

the provision

or provisions

contravening or

invalid
under

the

laws

of

that

state

or

jurisdiction, and

the

rights

and

obligations created

hereby

shall be
construed and enforced accordingly.
4.6
COUNTERPARTS.

This Agreement may

be executed in

counterparts, each of

which shall
be deemed an

original and all

of which, taken

together, shall be one

and the same

instrument, binding
on all the signatories.
4.7
FURTHER ASSURANCES. Each party agrees, upon the request

of another party, to

make,
execute, and deliver, and to

take such additional steps

as may be necessary

to effectuate the purposes
of this Agreement.
4.8
REASONABLE

VERIFICATION.

The

Company

agrees

that

Employee

shall

have
reasonable

access

to

the

Company’s

books

and

records

in

order

to

verify

the

accuracy

of

Bonus
calculations that may be necessary following termination.
4.9
ENTIRE

AGREEMENT;

AMENDMENT.

This

Agreement

(a)

represents

the
entire
understanding of the

parties with respect to

the subject matter hereof,

and supersedes all

prior
and contemporaneous understandings,

whether written or

oral, regarding the

subject matter hereof,
and

(b)

may

not

be

modified

or

amended,

except

by

a

written

instrument,

executed

by

the

party
against whom enforcement of such amendment may be sought.
4.10
TAXES.
(a)
Anything

to

the

contrary notwithstanding,

all

payments made

by the

Company to
Employee or Employee’s

estate or beneficiaries will be subject

to tax withholding pursuant
to any applicable laws or

regulations.

Employee will be solely liable

and responsible for the
payment of taxes

arising as a

result of any

payment hereunder including without

limitation
any unexpected or adverse tax consequence.

(b)
This Agreement is intended to comply with the requirements of Code Section 409A
(“Section 409A”). Accordingly, all provisions herein, or

incorporated by reference, shall be
construed and interpreted to

comply with Section 409A

and if necessary, any provision shall
be

held

null

and

void

to

the

extent

such

provision

(or

part

thereof)

fails

to

comply

with
Section 409A or regulations thereunder.
(c)
If Employee is a specified employee (within the meaning of Code Section 409A) at the time Employee

incurs a separation from

service (within the

meaning of Section

409A),
then to the extent necessary to comply with Code Section 409A and avoid the imposition of taxes under

Code Section

409A, the

payment of

certain benefits

owed to

Employee under
this

Agreement will

be

delayed and

instead

paid (without

interest) to

Employee upon

the
earlier of the first business day of the seventh month following Employee’s separation from service or death.
(d)
The

Company

and

Employee

agree

that,

for

purposes

of

the

limitations

on
nonqualified

deferred

compensation

under

Section

409A,

each

payment

of

compensation
under this Agreement

shall be treated

as a separate

payment of compensation

for purposes of
applying

Section

409A

deferral

election

rules

and

the

exclusion

from

Section

409A

for
certain

short-term

deferral

amounts.

The

Company

and

Employee

also

agree

that

any
amounts payable

solely on

account of

an involuntary

separation from

service of

the Executive
within the

meaning of

Section 409A

shall be

excludible from

the requirements

of Section
409A, either as involuntary separation pay

or as short-term deferral amounts (e.g.,

amounts
payable under

the schedule

prior to

March 15

of the

calendar year

following the

calendar
year of involuntary separation) to the maximum possible extent.
(e)
Notwithstanding anything to

the contrary in

this Agreement, all reimbursements

and
in kind benefits

provided under

this Agreement

shall be

made or provided

in accordance with
the requirements of Section 409A, including, where applicable,

the requirement that (i) any
reimbursement is

for expenses

incurred during

the period

of time

specified in

this Agreement,
(ii) the amount of expenses eligible for reimbursement, or

in kind benefits provided, during
a calendar year

may not affect

the expenses eligible

for reimbursement, or

in kind benefits
to be provided,

in any other

calendar year, (iii) the

reimbursement of an

eligible expense will
be made

no later

than the

last day

of the

calendar year

following the

year in

which the

expense
is incurred,

and (iv)

the right

to reimbursement

or in

kind benefits

is not

subject to

liquidation
or exchange for another benefit.
[The remainder of this page is intentionally blank. Signatures follow.]

IN WITNESS

WHEREOF,

the

parties hereto

have executed

this Agreement,

effective

as of

the

date set
forth above.
COMPANY: EMPLOYEE:
CrossFirst Bank

By:

/s/ Amy Fauss

Signature: /s/ W. Randall Rapp

Amy Fauss

Chief Human Resources Officer

W.

Randall Rapp